Exhibit 10.18

Certain confidential information contained in this document, marked by [***], has been omitted pursuant to Regulation S-K, Item 601(b) because the registrant has determined that the omitted information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

FIFTH AMENDMENT TO MASTER LEASE AND GUARANTY OF MASTER LEASE

This FIFTH AMENDMENT TO MASTER LEASE AND GUARANTY OF MASTER LEASE (this “Amendment”) is dated as of November 30, 2018 by and among VTR Hillcrest MC Tulsa, LLC, VTR Hillcrest HS Tulsa, LLC, VTR Bailey MC, LLC, VTR Heart Hospital, LLC, VTR Lovelace WH, LLC, VTR Lovelace Westside, LLC, VTR Lovelace Roswell, LLC, VTR Lovelace MC & Rehab, LLC, VTR Hillcrest Claremore, LLC and VTR Baptist SA, LLC, each a Delaware limited liability company (individually and collectively, “Landlord”); the entities listed on Schedule 1 attached hereto (individually and collectively, “Tenant”); and ARDENT HEALTH PARTNERS, LLC, a Delaware limited liability company, f/k/a EGI-AM Holdings, L.L.C., ARDENT LEGACY HOLDINGS, LLC, a Delaware limited liability company, AHS LEGACY OPERATIONS, LLC, a Delaware limited liability company, ARP HEALTH PARTNERS, INC., a Delaware corporation, and ARDENT LEGACY ACQUISITIONS, INC., a Delaware corporation (individually and collectively, “Guarantor”).

RECITALS

A. Landlord and Tenant are parties to that certain Master Lease, dated as of August 4, 2015, as amended by that certain First Amendment to Master Lease, dated as of March 6, 2017, that certain Second Amendment to Master Lease and Guaranty of Master Lease dated March 13, 2017, that certain Third Amendment to Master Lease dated February 26, 2018, and that certain Fourth Amendment to Master Lease and Guaranty of Master Lease dated June 28, 2018 (as amended, the “Master Lease”), pursuant to which, among other things, Landlord leases to Tenant the “Premises” described therein. Initially capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Master Lease.

B. Pursuant to that certain Guaranty of Master Lease, dated as of August 4, 2015 (as amended, the “Guaranty”), Guarantor, among other things, guaranteed to Landlord the performance by Tenant of its obligations under the Master Lease.

C. The Master Lease contemplates that Tenant will undertake and fund the Harrington Cancer Center replacement project (as described in Schedule 6.5.l of the Master Lease). However, Tenant has determined that it would prefer to develop a new approximately 52,000 square foot outpatient cancer center (the “NHCC Project”) on certain property described on Exhibit A attached hereto (the “Additional Harrington Parcel”).

D. In order that Tenant can develop the NHCC Project, Tenant has requested that Landlord acquire the Additional Harrington Parcel, lease the Additional Harrington Parcel to Tenant, and offer financing to Tenant for the NHCC Expenditures (as hereinafter defined), and Landlord has agreed to acquire the Additional Harrington Parcel, lease the Additional Harrington Parcel to Tenant and offer such financing to Tenant for the construction of the NHCC Project on the terms and conditions set forth herein.

E. In connection therewith, each of the entities comprising Guarantor has agreed to reaffirm to Landlord its respective obligations under the Guaranty notwithstanding the modification of the Master Lease set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the date hereof, the parties hereto agree as follows:

1. Financing; NHCC Expenditures; Minimum Rent Increase.

a. Financing Option—Section 6.5.7. Pursuant to Section 6.5.7 of the Master Lease, Tenant is entitled to [***] per year for Financed Alterations. For the period commencing on the Effective Date and ending on August 31, 2018 (i.e., the expiration of the third Lease Year), Tenant was entitled to request up to [***] for Financed Alterations (the “Total Permitted Amount”) but Tenant only requested [***] for Financed Alterations (the “Total Requested Amount”). Notwithstanding the fact that Tenant did not request the Total Permitted Amount, Landlord has agreed to offer financing for up to [***] (the “NHCC Project Funds”) (i.e., the difference between the Total Permitted Amount and the Total Requested Amount), to be used only for NHCC Expenditures (as hereinafter defined) in the manner set forth in this Amendment. The NHCC Project shall be considered a Facility, an Alteration and a Financed Alteration under the terms of the Master Lease.

b. NHCC Expenditures. “NHCC Expenditures” shall mean: (i) all reasonable documented out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) paid by Landlord or its Affiliates to un-affiliated third patties in connection with the NHCC Project including the purchase price for the acquisition of the Additional Harrington Parcel (“Landlord Expenditures”), and (ii) all documented out-of-pocket costs and expenses (including reasonable attorney’s fees and expenses) paid by Tenant or its Affiliates to un- affiliated third patties relating to the development and construction of the NHCC Project (“Tenant Expenditures”).

c. Minimum Rent Increase. Each time Landlord funds a Draw (as hereinafter defined), Minimum Rent for BSA Hospital, LLC for the BSA Facility shall increase, effective on the date of such Draw by an annual amount equal to the product of the aggregate amount of the Draws funded on that date multiplied by [***] (each, a “NHCC Project Increase”), and thereafter the amount of Minimum Rent payable under the Master Lease shall increase in accordance with Section 4.1.2 thereof. If Landlord funds a Draw on a day other than the first day of a calendar month, then the first installment of the NHCC Project Increase associated with that Draw will be prorated based on the number of days in the month falling on and after the date the Draw is funded over the total number of days in the month and will be due with the next scheduled installment of Minimum Rent Effective upon the date each Draw is funded, and without further action of the parties, the Tenant’s Proportionate Share for each Facility shall be recalculated so that each Tenant shall have a Tenant’s Proportionate Share equal to the percentage that the Minimum Rent allocable to the Facility(ies) operated by such Tenant (including all NHCC Project Increases) comprises of the aggregate Minimum Rent for all Facilities included in the Master Lease (including all NHCC

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Project Increases) and so that the aggregate of all Tenant’s Proportionate Shares equals 100%. Landlord’s books and records will reflect the amount of Minimum Rent payable annually (absent manifest error) under the Master Lease on each Draw and the updated Tenant’s Proportionate Share and, upon request by Tenant, Landlord will promptly provide this information to Tenant.

2. PSA Matters. Landlord’s Affiliate, Ventas Healthcare Realty, LLC, a Delaware limited liability company (“VHR”), as purchaser, has entered into a Sale Agreement (the “PSA”) with AAF Community Health Foundation, a Texas nonprofit corporation (“AAF”), dated November 8, 2018, pursuant to which VHR has agreed to purchase the Additional Harrington Parcel in accordance with the terms of the PSA and this Amendment.

a. Inspections. During the Inspection Period (as defined in the PSA), Tenant shall be a Permittee under the PSA and shall have the right to perform, in accordance with the terms of the PSA, those inspections of the Additional Harrington Parcel that is deems necessary or desirable to obtain the Project Approvals (as defined in the PSA) and otherwise determine whether the Additional Harrington Parcel is suitable for the construction and operation of the NHCC Project.

b. Termination of PSA. At any time prior to the date that is three (3) business days prior to the expiration of the Inspection Period (as defined in the PSA), Tenant shall have the right, in its sole and absolute discretion, to request that Landlord terminate the PSA (in which event Landlord will terminate the PSA in accordance with the terms thereof). In addition, Landlord, after good faith consultation with Tenant, may elect to terminate the PSA if any of the conditions to close contained in the PSA are not satisfied or if Landlord determines that it is not satisfied with the physical condition of the Additional Harrington Property and shall so notify Tenant by delivering notice thereof to Tenant. In the event (A) the PSA is not entered into by Landlord (despite its commercially reasonable efforts), or (B) the PSA is terminated after execution thereof, (i) Landlord shall, within sixty (60) days after such termination, send Tenant a notice under Section 3(a) setting forth all remaining Landlord’s Expenditures, (ii) Tenant shall, within sixty (60) days after such termination, send Landlord a request under Section 3(b) for all remaining Tenant Expenditures, and (iii) except as set forth in Section (i) and (ii) hereof, neither party shall be entitled to any further Draws hereunder, and (iv) the NHCC Project Funds shall no longer be available to Tenant.

c. Closing of the PSA. In the event that neither Tenant nor Landlord terminates the PSA, then at Closing (as defined in the PSA), the following shall occur: (i) VHR shall assign the PSA to VTR Baptist SA, LLC (the “BSA Landlord”), (ii) the BSA Landlord shall acquire the Additional Harrington Parcel, and (b) the Master Lease shall be deemed amended as follows: (x) the term “Premises” shall include the Additional Harrington Parcel arid all of the terms and conditions of the Master Lease shall apply to the Additional Harrington Parcel including, without limitation, Section 6.1, (y) Exhibit B shall include the legal description of the Additional Harrington Parcel, (z) Schedule 1 shall be modified to add a new row at the end of the “BSA Facility Group” in the format attached hereto as Exhibit B, and (aa) all covenants, conditions and restrictions or similar use, maintenance or ·ownership obligations of record as of the Closing Date (as defined in the PSA), or to be recorded in connection with the Closing including, without limitation, the Boundary Line Agreement between AAF and Sami Associates Inc., a Texas corporation, encumbering or binding upon the Additional Harrington Parcel shall be considered “CC&R’s” under the Master Lease.

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3. Draws. Landlord and Tenant agree that, despite the fact that the NHCC Project is an Alteration and a Financed Alteration under the Master Lease, the NHCC Project is not subject to the requirements for Alterations set forth in Section 6.5.3 thereof or the requirements for Financed Alterations set forth in Section 6.5.7 thereof. In addition, Tenant may not request, and Landlord shall not be required to offer, any additional financing to Tenant for the NHCC Project pursuant to Section 6.5.7 of the Master Lease (i.e., the NHCC Project Funds are the only funds which will be made available by Landlord for the NHCC Project). Each funded Draw made by Landlord shall reduce the amount of NHCC Project Funds available to Tenant. In no event shall Landlord be responsible for funding more than the NHCC Project Funds. All Draws shall be solely for the reimbursement of NHCC Expenditures and for no other purpose. Each request by Tenant for disbursements for NHCC Expenditures must be submitted to Landlord separate and apart from requests by Tenant for disbursement or advance of costs or expenses for any other Financed Alteration under Section 6.5.7 of the Master Lease (i.e., no requests for a Draw for NHCC Expenditures shall be combined with the request for Landlord to disburse funds to Tenant for any other costs or expenses). No Draws shall be funded to Tenant if an Event of Default has occurred and is continuing under the Master Lease.

a. Draws to Reimburse Landlord. Not more than once per calendar month, Landlord may send Tenant a written notice which sets forth the amount of any Landlord Expenditures and includes invoices containing a reasonably detailed description of such Landlord Expenditures. On the date of such notice, Landlord shall be deemed to have funded a “Draw” in the amount of such Landlord Expenditures.

b. Draws to Reimburse Tenant During the Pre-Development Period. Not more than once per calendar month, Tenant may deliver a written request to Landlord for disbursement of NHCC Project Funds, which request shall set forth the amount of any Tenant Expenditures and include invoices containing a reasonably detailed description of such Tenant Expenditures. Within fifteen (15) days after receiving a disbursement request from Tenant, Landlord shall reimburse Tenant to the extent of available NHCC Project Funds (each such funded reimbursement is referred to as a “Draw”).

c. Draws to Reimburse Tenant following the Construction Commencement Date. So long as Tenant has delivered to Landlord all of the items set forth in Section 4(a) hereof, following the date that any demolition, site preparation or construction activities commence on the Additional Harrington Parcel (the “Construction Commencement Date”), not more than once per calendar month, Tenant may deliver a written request to Landlord for disbursement of NHCC Project Funds, which request shall set forth the amount of any Tenant Expenditures that have been paid and shall include (i) invoices containing a reasonably detailed description of such Tenant Expenditures, (ii) a completed and updated sworn statement from Tenant in a substantially the form attached hereto as Exhibit C listing all parties with whom Tenant has contracted in connection with the NHCC Project, including architects, engineers, contractors, furniture suppliers and equipment suppliers and their contract values, amounts paid to date, and balance due, (iii) fully executed waivers and releases of lien (partial or full) in form reasonably satisfactory to Landlord from all such contractors, subcontractors, and material suppliers covering all work and materials for which Tenant is seeking reimbursement, (iv) a written certification from Tenant and Tenant’s architect that the work for which the request is being made has been completed substantially in accordance with Legal Requirements and the Final Plans (as hereinafter defined), and (v) such other documents and information as Landlord may reasonably request. Within fifteen (15) days after receiving a disbursement request from Tenant, Landlord shall reimburse Tenant to the extent of available NHCC Project Funds (each such funded reimbursement is referred to as a “Draw”).

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4. Tenant Covenants and Deliveries.

a. Prior to Construction Commencement Date. Tenant shall not perform any demolition, site preparation or construction activities on the Additional Harrington Parcel (i.e., commence construction of the NHCC Project), until all of the following deliveries have been made to Landlord (and no Draws shall be funded following the Construction Commencement Date until all of following deliveries have been received by Landlord): (i) final plans and specifications for the NHCC Project (“Final Plans”), (ii) a final and complete scope of work and a final development budget for the NHCC Project setting forth in detail all costs and expenses required for the development and construction of the NHCC Project, (iii) updated projections of Guarantor’s Operating Revenue and Operating Expenses for the applicable calendar year in a format and containing such information as is reasonably consistent with projections previously provided to Landlord, (iv) all Authorizations required for the development and construction of the NHCC Project, (v) the final construction schedule from the Construction Commencement Date until substantial completion of the NHCC Project, (vi) a fully-executed construction or services contract with each contractor and with each architect, engineer or other design professional performing work in connection with the NHCC Project, each of which shall name Landlord as a third party beneficiary of all guaranties and warranties, include Landlord as an indemnitee under all customary indemnities, and provide that Landlord is a permitted assignee thereunder (without the need for consent), and (vii) evidence that Tenant and each contractor and each architect, engineer and other design professional performing work in connection with the NHCC Project maintains insurance coverages reasonably satisfactory to Landlord, (viii) all required consents or agreements with the US Army Corps regarding the creeks on the Additional Harrington Parcel that are classified as “Waters of the U.S.” in a form reasonably satisfactory to Landlord, (ix) all required consents and approvals under CC&R’s, including from AAF or its affiliates, and (x) such other documents or information that Landlord reasonably requests.

b. Following Completion. Within ninety (90) days following substantial completion of the NHCC Project, Tenant must deliver to Landlord (a) an Owner’s Title Insurance Policy for the Additional Harrington Parcel dated after completion of the NHCC Project in the full amount of the NHCC Expenditures plus any additional amounts spent by Tenant in order to compete the NHCC Project in a form reasonably satisfactory to Landlord, (b) an “as-built” ALTA survey of the NHCC Project and the Additional Harrington Parcel performed after completion of the NHCC Project, and (c) an AIA Certificate of Substantial Completion, and (d) fully executed final lien waivers from all contractors, subcontractors, and material suppliers covering all work and materials for the NHCC Project, (e) all required consents and approvals under CC&R’s, including from AAF or its affiliates, and (f) all Authorizations relating to the operation and use of the NHCC Project for its Primary Intended Use. In addition, when the NHCC Project is open for business Schedule 1 of the Master Lease shall be deemed modified to change the subfacility name of the “Harrington Cancer Center” to the “Old Harrington Cancer Center” and change the business of the Old Harrington Cancer Center to “general office”.

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c. Cooperation. Tenant shall, upon request by Landlord, deliver to Landlord any other approvals, opinions, documents or information relating to the NHCC Project (including diligence relating to the Additional Harrington Parcel) that Landlord reasonably requests from time to time. While work on the NI-ICC Project is being performed, Landlord and Landlord’s representatives may, from time to time, inspect the work and the NHCC Project upon reasonable prior notice to Tenant during regular business hours and upon notice to the general contractor, provided Tenant’s representative may accompany Landlord during such inspection.

5. Construction; Cost and Timing of Completion. Tenant shall construct the NHCC Project (a) in a good and workmanlike manner, (b) in substantial accordance with the Final Plans, (c) in compliance with all Legal Requirements and Insurance Requirements, and (d) with all the work being performed in connection with the NHCC Project and all materials furnished and installed in connection therewith, being new, of good quality, and free from defects in workmanship and materials. Tenant shall bear all costs to complete the NHCC Project in excess of the NHCC Project Funds without reimbursement or additional compensation from Landlord. Notwithstanding whether the disbursement of NHCC Project Funds by Landlord is insufficient to complete the NHCC Project, Tenant must complete the NHCC Project in compliance with the terms of the Master Lease as amended hereby, on or before September 30, 2020.

6. Section 6.5.1 - References to Harrington Cancer Center Project. The last sentence of Section 6.5.1 is hereby deleted and replaced with the following sentence: “Notwithstanding the preceding, Landlord acknowledges that as of the Effective Date, Tenant has undertaken the following Alteration and, as such, this Alteration does not require Landlord’s consent under this Section 6.5.1: The BSA Emergency Department Project described in further detail on Schedule 6.5.l”. In addition, on Schedule 6.5.1, the entire paragraph relating to the Harrington Cancer Center Project is hereby deleted.

7. Miscellaneous.

a. Reaffirmation of Obligations. Notwithstanding the amendments to the Master Lease contained herein, (i) Tenant and Landlord each hereby acknowledges and reaffirms its respective obligations under the Master Lease and all other documents executed by such party in connection therewith, and (ii) each of the parties comprising Guarantor hereby acknowledges and reaffirms its respective obligations under the Guaranty and all documents executed by such Guarantor in connection therewith, and further agrees that any reference made in the Guaranty to the Master Lease or any terms or conditions contained therein shall mean such Master Lease or such terms or conditions as modified by this Amendment.

b. Interpretation. This Amendment shall be construed as a whole and in accordance with its fair meaning. Headings are for convenience only and shall not be used in construing meaning.

c. Further Instruments. Each party will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to cany out the intent and purpose of this Amendment. In addition, where this Amendment provides that the Master Lease shall

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automatically be deemed to be amended, such amendments shall in fact occur automatically and without the necessity of any further action by Landlord or Tenant, but, at Landlord’s or Tenant’s election, the same shall be reflected in a formal amendment to the Master Lease, which amendment shall be promptly executed by Landlord and Tenant.

d. Incorporation of Recitals. The Recitals to this Amendment are incorporated hereby by reference.

e. Counterparts. This Amendment may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. Any such facsimile documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on the parties hereto.

f. Effect of Amendment. Except as specifically amended pursuant to the terms of this Amendment, the terms and conditions of the Master Lease and the Guaranty shall remain unmodified and in full force and effect. In the event of any inconsistencies between the terms of this Amendment and any terms of the Master Lease and the Guaranty, the terms of this Amendment shall govern and prevail.

g. Entire Agreement. This Amendment contains the entire agreement between the parties relating to the subject matters contained herein. Any oral representations or statements concerning the subject matters herein shall be of no force or effect.

h. NHCC Funded Property. The parties agree that all items of furniture, fixtures, supplies, inventory and equipment that are funded by Landlord from NHCC Project Funds (collectively, the “NHCC Funded Property”) (i) shall immediately become part of the Premises, (ii) shall not be considered Tenant Personal Property (other than for the purposes of Section 6.3(c) of the Master Lease), and (iii) shall be the property of Landlord (such that Landlord shall be considered the tax owner of such NHCC Funded Property and the owner of such NHCC Funded Property upon the Termination/Dispossession Date).

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

TENANT:

AHS HILLCREST MEDICAL CENTER, LLC, a
Delaware limited liability company

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

AHS SOUTHCREST HOSPITAL, LLC, a Delaware limited liability company

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

AHS TULSA HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

RV PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

AHS OKLAHOMA PHYSICIAN GROUP, LLC, a Delaware limited liability company

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

BAILEY MEDICAL CENTER, LLC, a Delaware limited liability company

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

AHS CLAREMORE REGIONAL HOSPITAL, LLC, a Delaware limited liability company

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

LOVELACE HEALTH SYSTEM, INC., a New Mexico corporation

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

SOUTHWEST MEDICAL ASSOCIATES, LLC, a New Mexico limited liability company

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

BSA HOSPITAL, LLC, a Texas limited liability company

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

GUARANTOR:

ARDENT HEALTH PARTNERS, LLC, a Delaware limited liability company, f/k/a EGI-AM Holdings, L.L.C.

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

ARDENT LEGACY HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

AHS LEGACY OPERATIONS, LLC, a Delaware limited liability company

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

AHP HEALTH PARTNERS, INC., a Delaware Corporation

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

ARDENT LEGACY ACQUISITIONS, INC., a Delaware corporation

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

LANDLORD:

VTR HILLCREST MC TULSA, LLC, a Delaware limited liability company

By:	/s/ Brian K. Wood
Name:	Brian K. Wood
Title:	Vice President & Treasurer

VTR HILLCREST HS TULSA, LLC, a Delaware limited liability company

By:	/s/ Brian K. Wood
Name:	Brian K. Wood
Title:	Vice President & Treasurer

VTR BAILEY MC, LLC, a Delaware limited liability company

By:	/s/ Brian K. Wood
Name:	Brian K. Wood
Title:	Vice President & Treasurer

VTR HEART HOSPITAL, LLC, a Delaware limited liability company

By:	/s/ Brian K. Wood
Name:	Brian K. Wood
Title:	Vice President & Treasurer

VTR LOVELACE WH, LLC, a Delaware limited liability company

By:	/s/ Brian K. Wood
Name:	Brian K. Wood
Title:	Vice President & Treasurer

VTR LOVELACE WESTSIDE, LLC, a Delaware limited liability company

By:	/s/ Brian K. Wood
Name:	Brian K. Wood
Title:	Vice President & Treasurer

VTR HILLCREST CLAREMORE, LLC, a Delaware limited liability company

By:	/s/ Brian K. Wood
Name:	Brian K. Wood
Title:	Vice President & Treasurer

VTR BAPTIST SA, LLC, a Delaware limited liability company

By:	/s/ Brian K. Wood
Name:	Brian K. Wood
Title:	Vice President & Treasurer

VTR LOVELACE ROSWELL, LLC, a Delaware limited liability company

By:	/s/ Brian K. Wood
Name:	Brian K. Wood
Title:	Vice President & Treasurer

VTR LOVELACE MC & REHAB, LLC, a Delaware limited liability company

By:	/s/ Brian K. Wood
Name:	Brian K. Wood
Title:	Vice President & Treasurer

SCHEDULE 1

LIST OF TENANTS

[***]

EXHIBIT A

ADDITIONAL HARRINGTON PARCEL

[***]

EXHIBIT B

[***]

Exhibit B-1

EXHIBIT C

TENANT’S SWORN STATEMENT

[***]

Exhibit C-1